Exhibit 10.2

AMENDMENT NO. 1

TO

AMENDED AND RESTATED ADVISORY AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of March 30, 2017 to the Amended and Restated Advisory Agreement, dated as of January 17, 2017 (the “Agreement”), by and between RICH UNCLES REAL ESTATE INVESTMENT TRUST I (the “Company”), RICH UNCLES, LLC (the “Advisor” and the “Sponsor”) .

AMENDMENT

Paragraph (a) of Section 9 of the Agreement is hereby amended and restated in its entirety to read in full as follows:

“(a) Asset Management Fee. The Company shall pay to the Advisor as compensation for the advisory services rendered to the Company under Paragraph 3 above, a monthly fee in an amount equal to 0.1% of the Company’s Average Invested Assets (the “Asset Management Fee”), as of the end of the preceding month; provided, however, that the Advisor shall pay 50% of the pro rata portion of its Asset Management Fee attributable to Large Investors, on a pro rata basis, to the Large Investors. The Asset Management Fee shall be payable monthly on the last day of such month, or the first business day following the last day of such month. The Asset Management Fee, which must be reasonable in the determination of the Company’s Independent Trust managers at least annually, may or may not be taken, in whole or in part as to any year, in the sole discretion of the Advisor. All or any portion of the Asset Management Fee not taken as to any fiscal year shall be deferred without interest and may be taken in such other fiscal year as the Advisor shall determine. Additionally, to the extent the Advisor elects, in its sole discretion, to defer all or any portion of its monthly Asset Management Fee, the Advisor agrees that it will waived, not deferred, that portion of its monthly Asset Management Fee that is up to 0.025% of the total investment value of the Company’s Average Invested Assets.”

No other term or provision of this Agreement shall be deemed amended, changed or modified except as set forth above.

IN WITNESS WHEROF, the undersigned have executed this Amendment as of the date first set forth above.

[Signatures appear on the following page.]

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Rich Uncles Real Estate Investment Trust I

By:	/s/ JEAN HO
Name and Title:	Jean Ho, Chief Financial Officer

Rich Uncles, LLC

By:	/s/ HAROLD HOFER
Name and Title:	Harold Hofer, Manager

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